Exhibit 99.2 SITE CENTERS SPIN-OFF OF CURBLINE PROPERTIES: SITE CENTERS’ CONVENIENCE PORTFOLIO OCTOBER 2023

SAFE HARBOR STATEMENT The Company considers portions of the information in this presentation to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, our ability to complete the spin-off in a timely manner or at all; the expected tax treatment of the spin-off; our ability to satisfy the various closing conditions to the spin-off and the anticipated financing thereof or have such conditions waived; our ability to consummate additional dispositions, transfers, property separations and acquisitions prior to the completion of the spin-off; our ability to obtain required third-party consents and regulatory approvals to complete the spin-off in a timely manner or at all; the composition of the spin-off portfolio; the post-transaction leadership of CURB; the impact of the spin-off on our business and that of CURB; and the Company’s and CURB’s ability to execute their respective business strategies following the spin-off, including the ability of CURB to acquire assets and obtain debt or equity financing on reasonable terms, if at all. Other risks and uncertainties that could cause our results to differ materially from those indicated by such forward-looking statements include our ability to declare and pay dividends; general economic conditions, including inflation and interest rate volatility; local conditions such as the supply of, and demand for, retail real estate space in our geographic markets; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; impairment charges; valuation and risks relating to our joint venture investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; the impact of pandemics and other public health crises; unauthorized access, use, theft or destruction of financial, operations or third party data maintained in our information systems or by third parties on our behalf; and our ability to maintain REIT status. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s most recent reports on Forms 10-K and 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. In addition, this presentation includes certain non-GAAP financial measures. Non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP measures included in the Company’s disclosures. Descriptions and reconciliations of certain of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in the appendix to this presentation. 2

TRANSACTION OVERVIEW

Unlocking a Unique Scalable Investment Opportunity

CURBLINE

Focused Growth Vehicle Intended to Scale Fragmented Property Type

- Spin-off unlocks the first and only public REIT exclusively focused on Convenience assets which offer attractive, inflation-protected returns driven by high renewal and retention rates and limited operating capital expenditures (CapEx < 10% of NOI)
- Strong embedded internal growth driven by lease structure (fixed annual bumps) and SNO pipeline with 3-year SSNOI growth expected to average >3.0%
- Tenant roster is majority national (75% national) with significant tenant diversification (1 tenant with >2% of ABR exposure)
- Diversified portfolio concentrated in sub-markets with barriers to entry and above-average household incomes (91st percentile)
- Net cash position with no initial debt expected at the time of the spin provides substantial investment capacity ($1-2B+) to fund investments in a fragmented, yet liquid market

SHARED SERVICES AGREEMENT

SITE

Maximize and Realize NAV Through Operations and Asset Sales

- SITE Centers intends to maximize value via leasing and tactical redevelopment efforts and opportunistically realize value where appropriate
- Curated portfolio of dominant assets concentrated in the top submarkets in the U.S. with almost 70% of assets anchored by a Grocer or Warehouse Club and household incomes in the 88th percentile nationally
- Leasing momentum, redevelopment pipeline and $14.4M SNO pipeline (4.5% of ABR) expected to drive NOI and cash flow growth
- $646M of assets sold in 2H2023 to date at a blended 6.5% cap rate with an additional $242M of additional assets under contract for sale subject to standard closing conditions
- Balance sheet positioned for flexibility with $1.1B mortgage commitment expected to retire all outstanding debt prior to the spin
- Strong management track record of value realization with $6.9B of assets (at 100%) sold since 2017, the successful monetization of Retail Value Inc. and the unwind of multiple JV portfolios

Note: All figures as of September 30, 2023.

3

TRANSACTION OVERVIEW: KEY OPERATING METRICS The Spin separates the Company’s Convenience strategy from SITE Centers, providing investors two distinct growth and investment strategies. 3Q2023 Property Count (including JVs) 61 83 1 Annualized Adjusted NOI ($m) $70.2 $313.1 ABR PSF $35.32 $17.82 Leased Rate 96.2% 94.4% Commenced Rate 93.1% 91.8% Avg. HH Income $115k $109k Green Street TAP Score 74 73 Note: Operating metrics and demographic for all properties owned as of September 30, 2023. ¹ Represents budgeted annualized 4Q2023 PRS NOI for all properties owned as of September 30, 2023, including NOI from Beachwood office HQ, and adjusted for expected parcel separations. NOI excludes G&A allocated to operating expenses which is expected to total approximately $10.8m annualized or $2.7m in 4Q2023. 4

TRANSACTION OVERVIEW: ESTIMATED TIMELINE & CASH FLOWS Public Announcement Est. at Least $0.10 Per Share Spin Special Dividend Complete Est. Spin Completion Form 10 Submission & Review. Pre-Spin Reinvestment Period. Window OCT NOV-DEC JAN-SEP OCT - DEC JAN 2023 2024 2025 SOURCES USES (4Q23 – 4Q24) (4Q23 – 4Q24) 1 Mortgage Proceeds $1,200m Unsecured Notes $1,371m 2 Disposition Proceeds $826m Unsecured Term Loan $200m Line of Credit $135m WO Mortgage Debt $38m 3 Acquisitions $26m Est. Special Cash Dividend $21m Cash to CURB $200m 4 Transaction Costs $35m $2,026m $2,026m 1 Includes $1.1b mortgage commitment and $100m Nassau Park Pavilion mortgage that closed in 4Q2023. 2 Includes $527m of assets sold in October 2023 to date with the balance, under contract subject to standard closing conditions or expected to be sold prior to the completion of the spin. 3 Includes properties acquired in 4Q2023. 4 Excludes fees related to $1.1b mortgage commitment. 5

TRANSACTION OVERVIEW: PRO FORMA BALANCE SHEETS

Pro forma for the Spin, **SITE Centers is expected to have no unsecured debt outstanding** and **CURB is expected to be in a net cash position with no debt**

- Debt paydown expected to be **funded by dispositions and $1.2B of mortgage proceeds**
- **$1.1B cross-collateralized mortgage commitment** secured by 40-properties obtained from affiliates of Apollo Global Management, including Atlas SP Partners
  - 1-year commitment with 3-year term upon funding; loan expected to close in October 2024 subject to standard closing conditions [1]
  - Commitment and expected funded loan balance can be reduced upon sale of assets
- Newly issued **$300M preferred investment** in SITE Centers to CURB

	3Q2023	PRO FORMA	
	SITE Centers	SITE Centers	Curbline
SITC Preferred Investment	-	-	$300M
Cash & Restricted Cash	$63M	$63M	$200M
Total Cash & Investments	**$63M**	**$63M**	**$500M**
Unsecured Public Debt	$1,371M	-	-
WO Mortgage Debt	$38M	$1,200M	-
Unsecured Term Loan	$200M	-	-
Line of Credit	$135M	-	-
Total Consolidated Debt	**$1,744M**	**$1,200M**	-
Unconsolidated Debt (PRS)	$112M	$112M	-
Total Debt (PRS)	**$1,856M**	**$1,312M**	-
SITC Preferred Stock & Investment	$175M	$475M	-
Total Debt + Preferred (PRS)	**$2,031M**	**$1,787M**	-
Net Debt / (Cash) + Preferred (PRS)	**$1,968M**	**$1,724M**	**($500M)**

[1] Full term subject to extension conditions at the end of year 2 including but not limited to certain debt yield tests.

Note: Pro forma balance sheet estimates based on Sources & Uses as detailed on Page 5.

6

CURBLINE PROPERTIES (CURB) 7

CURBLINE PROPERTIES: A UNIQUELY POSITIONED COMPANY Unmatched Balance Sheet Capacity Limited Operating First Mover Advantage in Capital Needs a Fragmented Market COMPONENTS OF GROWTH Innovative Scalable Investment Management Team Opportunity Set Highly Diversified Portfolio Attractive Leasing by Tenant and Asset Economics 8

CURBLINE PROPERTIES: PORTFOLIO OVERVIEW The Curbline Portfolio is a 2m SF portfolio of unanchored Convenience real estate concentrated in the top U.S. sub-markets and was screened and curated based on demographics, credit profile, mark-to-market and NOI growth $ 2.1m 35.32 96.2% SQUARE FEET RENT PSF LEASED RATE $ 74 35k 115k ST 91 PERCENTILE GREEN STREET AVG. VEHICLES PER DAY AVG. HHI TAP SCORE Note: All figures as of September 30, 2023. ABR PSF includes ground leases. 9

CURBLINE PROPERTIES: DIFFERENTIATED FROM PUBLIC PEERS SHOPS AS A % OF ABR AVERAGE ASSET SIZE (SF) TOP 10 TENANT CONCENTRATION 91% 34k sf 14.6% 100% 250 35% 90% 30% 80% 200 25% 70% 60% 150 20% 50% 15% 40% 100 30% 10% 20% 50 5% 10% 0% 0 0% CURB ROIC REG PECO KIM KRG FRT BRX RPT UE CURB PECO ROIC REG KRG KIM BRX UE FRT FRT CURB KRG BRX KIM ROIC REG PECO UE SHOP ABR ANCHOR ABR Note: CURB data as of September 30, 2023. All other data as of June 30, 2023. Source: Company data and Green Street Advisors. 10

CURBLINE PROPERTIES: DIVERSIFIED GEOGRAPHIC EXPOSURE The Curbline portfolio is well diversified across the largest MSAs and affluent sub-markets in the United States benefiting from strong population and employment growth along with significant barriers to entry THE CURBLINE PORTFOLIO % OF ABR PER REGION 8% MIDWEST & 13% NORTHEAST WEST COAST 20% 27% SOUTHWEST, MID-ATLANTIC MOUNTAIN & TEXAS 32% SOUTHEAST Note: As of September 30, 2023. 11

CURBLINE PROPERTIES KEY CONVENIENCE SECTOR ATTRIBUTES SCALABLE Convenience assets are among the most liquid retail real estate sector with $8b of properties trading on an annual basis and over 68,000 properties nationwide providing an opportunity to scale a portfolio in the top sub-markets of ATTRACTIVE ECONOMICS the U.S. Convenience properties are laid out as a ubiquitous line-up of primarily shop units that are attractive to a wide variety of high credit national tenants (typically with annual bumps) which limits long-term capital needs and obsolescence risk. CONVENIENCE Data analytics confirm that real estate located on the curbline overwhelmingly caters to convenience trips from the growing suburban population boosted by work-from home and limited supply. Assets offer dedicated parking and excellent visibility which has led to historically elevated retention and occupancy. SHOPPES AT ADDISON PLACE DELRAY BEACH, FLORIDA 1 2

CURBLINE PROPERTIES CONVENIENCE: EXCELLENT ACCESS, VISIBILITY AND DEDICATED PARKING Real estate located on the curbline caters to daily, largely necessity-based convenience trips from the growing suburban population of the United States. Convenience assets offer excellent access and visibility, dedicated parking and often include drive-thru units. E BASELINE RD 13k vpd S POWER RD 29k vpd Curbcut provides convenient site access Curbcut provides convenient site access Dedicated front-in parking Drive-thru units provide additional convenience with 65% of Curbline assets having at least one drive-thru and 13% of base rent generated from drive-thru units SHOPS AT POWER AND BASELINE PHOENIX, ARIZONA 13

CURBLINE PROPERTIES CONVENIENCE: DATA CASE STUDY - SHOPPES OF CRABAPPLE ALPHARETTA, GEORGIA DEMOGRAPHICS $ 175k 152k DRIVE-THRU AVG. HHI POPULATION ACTUAL TRADE AREA CRABAPPLE RD 17k vpd 3 MILE ARNOLD MILL RD 22k vpd PRIMARY SECONDARY 53% 5% 5% 7% Note: Avg. HHI weighted based on Actual Trade Area data. 1 4

CURBLINE PROPERTIES

CONVENIENCE: DATA CASE STUDY - SHOPPES OF CRABAPPLE ALPHARETTA, GEORGIA


ANCHOR
ANCHOR
CONVENIENCE
SHOPPES OF CRABAPPLE
ANCHOR

WHAT OUR DATA PROVES

Shoppes of Crabapple is positioned to attract customer demand with superior access, visibility and parking. In fact, Convenience centers like Shoppes of Crabapple **achieve 3.5x more customers per SF than anchored retail**, justifying higher rents and broad small shop tenant demand.

540K
2022 TOTAL VISITS

69%
VISITS < 7 MIN.

3.5%
DAILY CROSSOVER TRAFFIC TO ANCHORED CENTER

64.6
VISITS PSF (ANCHOR = 18.7)

Source: Company data and RetailStat

15

CURBLINE PROPERTIES

CONVENIENCE: SIGNIFICANT DEPTH AND BREADTH OF DEMAND FOR SPACE

Curbline's access, visibility and standardized unit size attracts a diverse group of primarily national, credit tenants with significant volume with public QSR operators, banks, medical and other service users

NEW LEASES BY ABR



25%
LOCAL
75%
NATIONAL

NEW LEASE TYPE BY ABR



28%
OTHER
6%
MED. OFFICE
7%
FITNESS
9%
HOME FURNISHINGS
28%
RESTAURANTS
NATIONAL
13%
RESTAURANTS
LOCAL
9%
BEER & WINE STORES

SELECT NEW AND RENEWAL ACTIVITY

Note: Leasing data from 1Q20 – 2023.

16

CURBLINE PROPERTIES CONVENIENCE: SUPPLY DEMAND IMBALANCE The CURB portfolio leased rate has averaged 96.3% over the last 7 years highlighting the portfolio and property type’s supply and demand imbalance CURB PORTFOLIO LEASED RATE VS. PEER SHOP LEASED RATE 100% 98% 96.3% 96% 7 YEAR AVG. 94% 92% 88.1% 90% PEER SHOP SPACE AVG. 88% 86% 84% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2017 2018 2019 2020 2021 2022 2023 1 CURB LEASED RATE (%) PEER AVERAGE SHOP LEASED RATE (%) 1 Note: Peer average includes BRX, FRT, KIM, KRG, PECO, REG and UE. 17

CURBLINE PROPERTIES

CONVENIENCE: TRAFFIC, ACCESS & DEMAND DRIVE COMPELLING LEASE ECONOMICS

CURB portfolio has generated compelling leasing economics in excess of the open-air retail industry driven by Convenience property type tailwinds and the strength of Curbline's sub-markets. Key metrics include:

- Average new leasing **spreads of +30%**
- Average renewal **spreads of +7%**
- **Net effective rents equal to 82% of base rent** highlighting the limited capital required to drive growth

CASH NEW LEASING SPREADS


100%
80%
60%
40%
20%
0%
-20%
+30%
4 YEAR AVG.
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23

CASH RENEWAL LEASING SPREADS


15%
10%
5%
0%
-5%
-10%
+7%
4 YEAR AVG.
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23

Note: New leasing spreads not comparable to SITE Centers reporting metrics as new leases include all leases including those vacant > 12 months.

18

CURBLINE PROPERTIES SCALABLE INVESTMENT: SIGNIFICANT TOTAL ADDRESSABLE MARKET Convenience Assets Represent Sizable Portion of Total U.S. Retail GLA • Convenience real estate accounts for 60% of total shopping centers by count and almost 13% by GLA • CURB’s portfolio represents just 0.2% of total addressable market providing significant growth opportunity TOTAL U.S. CONVENIENCE TOTAL U.S. CONVENIENCE ASSET INVENTORY ASSETS BY GLA 61 2.1m CURBLINE PORTFOLIO CURBLINE PORTFOLIO 68,639 950m REMAINING INVENTORY REMAINING GLA Source: ICSC 19

CURBLINE PROPERTIES SCALABLE INVESTMENT: ELEVATED TRANSACTION VOLUME & OPPORTUNITY SET Over $40B of convenience properties were sold in 2018 - 2022 providing a broad investment opportunity set 2018-2022 CUMUL ATIVE TRANSACTION VOLUME ($) $50 $ 42 $ 40 $ 38 $40 $ 37 $ 34 $30 $20 $ 14 $10 $0 REGIONAL COMMUNITY STREET NEIGHBORHOOD CONVENIENCE NET LEASE MALL CENTER RETAIL CENTER P P Source: Real Capital Analytics 20 $ BILLION

CURBLINE PROPERTIES SCALABLE INVESTMENT: LIMITED PUBLIC MARKET COMPETITION 90% of Convenience assets were acquired by Transaction volume is concentrated in the largest private buyers providing a unique opportunity for MSAs with compelling sub-market demographics a public vehicle to scale and differentiate itself where CURB has an operational presence CONVENIENCE BUYER CONVENIENCE TRANSACTION CHARACTERISTICS VOLUME MSA s 100% LA METRO 13.1% 90% DALLAS 4.5% PRIVATE 80% MIAMI / S. FLA 4.3% SF METRO 4.3% 60% PHOENIX 4.1% 61% PRIVATE NYC METRO 4.0% INSTITUTIONAL SEATTLE 4.0% 40% HOUSTON 4.4% REIT/LISTED ATLANTA 3.2% 20% 50.1% SAN DIEGO 2.1% CROSS BORDER OTHER DC METRO 1.9% PRIVATE 49.9% 0% ALL RETAIL CONVENIENCE Source: Real Capital Analytics 2018-2022 transaction volume 21

CURBLINE PROPERTIES

SCALABLE INVESTMENT: CURBLINE GROWTH OPPORTUNITY

CURB's projected balance sheet — **no debt, $200M of cash on hand, a $300M preferred investment in SITE Centers** - and retained cash flow expected to drive significant capacity to capitalize on opportunities and scale

CURBLINE			INVESTMENT CAPACITY		FULLY INVESTED PORTFOLIO
Est. Gross Asset Value [1]	$1.2B				
Cash & Equivalents	$0.2B				
Preferred Investment in SITE Centers	$0.3B				
Total Assets	**$1.7B**	**+**	**$1B - $2B**	**=**	**$3B - $4B**
Debt	$0.0B				
Total Liabilities	**$0.0B**				

Note: All figures based on expected balance sheet at the time of the spin.

[1] Gross asset value based on 6.0% applied cap rate to 4Q2023 annualized cash NOI + acquisition cost for assets closed in October 2023 to date.

22

CURBLINE PROPERTIES ATTRACTIVE ECONOMICS: RENEWALS FOCUS REDUCES DOWNTIME WHILE CAPTURING MTM The unanchored business has attractive economic returns driven by the sector’s standard lease structures, high retention rates and limited CapEx requirements • Lease structures drive above-average occupancy neutral NOI growth (64% of tenants in the 36 acquired or separately owned properties have annual bumps of at least 2% with blended annual bumps of 2.8%) • Liquid units provide an opportunity to push rents upon maturity and capture rent growth (27% of leases expire without an option in next 5 years) • Significant tenant diversification with the majority of exposure to national tenants (36% of ABR from public tenants) CURBLINE LEASE MATURITY SCHEDULE TENANT CREDIT PROFILE (% OF ABR) (% OF ABR) 30% 27% 27% LOCAL 25% 20% 15% 10% 8% 5% 73% 5% 5% 4% 5% NATIONAL 0% 4Q23/2024 2025 2026 2027 2028 5-YEAR TOTAL Note: As of September 30, 2023 23

CURBLINE PROPERTIES ATTRACTIVE ECONOMICS: STANDARDIZED SITE PLAN AND UNIT SIZES The standardized site plan and unit sizes of unanchored properties require limited operating capital expenditures to backfill vacancies (7% average as % of NOI from 2020 to 3Q2023) generating substantial free cash flow on an absolute and relative basis CURBLINE PORTFOLIO CAPEX AS % OF NOI CAPEX AS % OF NOI 7% 3% 4% 12% 13% 14% 15% 21% 22% 25% 30% 32% 10% 100% 9% 8% 80% 7% 7% 4 YEAR CAPEX AVG. 6% 60% 5% 4% 40% 3% 2% 20% 1% 0% 0% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 TTM CAPEX AS % OF NOI 4 YEAR AVG. Source: Company data and Green Street Advisors 24 NET LEASE SELF-STORAGE CONVENIENCE HEALTHCARE INDUSTRIAL APARTMENTS SINGLE-FAMILY RENTAL REGIONAL MALLS STRIP CENTERS DATA CENTERS OFFICE LODGING

CURBLINE PROPERTIES

ATTRACTIVE ECONOMICS: DIVERSIFIED NATIONAL TENANT EXPOSURE REDUCES TURNOVER

The CURB portfolio is populated by a well-diversified roster of tenants concentrated in national, credit tenants with the lowest concentration of Top 20 tenants of any of the public open-air REITs which lowers credit risk and increases retention rates.

- 75% of tenants (as % of ABR) are national with 36% of base rent from public company tenants
- Only one tenant (Starbucks Baa1/BBB+) represents greater than 2% of ABR
- Credit risk is further mitigated by the ubiquitous unit sizes and a significant number of potential backfill tenants
- Shop tenants (<10,000 SF) account for 91% of CURB's tenant base

RANK	TENANT	% OF GLA	% OF ABR
1	STARBUCKS	1.5%	2.3%
2	DARDEN	2.2%	2.0%
3	JPMORGAN CHASE	1.0%	1.4%
4	VERIZON	0.9%	1.3%
5	CHIPOTLE	0.9%	1.2%
6	CRACKER BARREL	1.6%	1.2%
7	WELLS FARGO	0.8%	1.2%
8	BRINKER	1.4%	1.2%
9	FEDEX OFFICE	1.0%	1.1%
10	INSPIRE BRANDS[1]	0.9%	1.1%
11	AT&T	0.8%	1.1%
12	AMWINS INSURANCE	0.5%	1.1%
13	JAB HOLDING COMPANY[2]	1.0%	1.0%
14	MATTRESS FIRM	0.8%	0.9%
15	FIVE GUYS	0.6%	0.9%
16	RESTAURANT BRANDS INTERNATIONAL[3]	1.4%	0.9%
17	CVS	0.9%	0.9%
18	CHICK-FIL-A	1.0%	0.8%
19	McDONALD'S	0.8%	0.8%
20	TAILORED BRANDS	0.9%	0.7%
21	XPONENTIAL FITNESS	0.7%	0.7%
22	AMERICA'S BEST CONTACTS	0.6%	0.6%
23	SIXTY VINES	0.4%	0.6%
24	BMO HARRIS BANK	0.4%	0.6%
25	JERSEY MIKE'S	0.6%	0.5%
	TOP 25 – SHOP TOTAL	23.9%	25.8%

[1] Buffalo Wild Wings, Dunkin Donuts, Jimmy John's
[2] Panera Bread, Bruegger's
[3] Firehouse Subs, Burger King, Popeye's Chicken
Note: As of September 30, 2023.

25

SITE CENTERS (SITC) 2 6

PRO FORMA SITE CENTERS: CURATED SHOPPING CENTER PORTFOLIO 1 OF SHOPPING CENTERS NATIONALLY 114k 121 53 WO/JV ASSETS WO/JV ASSETS SOLD SINCE 3Q18 ACQUIRED SINCE 3Q18 AVG HHI P OP U L A T I ON 88th 79th P ER C EN T I L E P ER C EN T I L E 70 $ 109k 118k SITC PORTFOLIO WHOLLY-OWNED SHOPPING CENTERS SITC PORTFOLIO WEIGHTED AVG TAP SCORE 73 55 15 JV AND THIRD PARTY LEGACY ACQUISITIONS PROPERTIES 1 Source: ICSC Note: As of September 30, 2023. 27

PRO FORMA SITE CENTERS: PORTFOLIO OVERVIEW

SITE CENTERS' CURATED PORTFOLIO IS GEOGRAPHICALLY DIVERSIFIED WITH SIGNIFICANT DISCOUNT AND GROCER EXPOSURE

GROCERY-ANCHORED ASSETS ACCOUNT FOR ALMOST 70% OF SITE PORTFOLIO



31%
32%
21%
17%
TRADITIONAL
SPECIALTY
WAREHOUSE CLUB
NO GROCERY COMPONENT

GEOGRAPHIC DIVERSIFICATION



17%
32%
12%
6%
19%
4%
2%
7%
SOUTHEAST
MOUNTAIN
SOUTHWEST
CALIFORNIA
NORTHWEST
MIDWEST
MID-ATLANTIC
NORTHEAST

NATIONAL TENANT CONCENTRATION



7%
3%
3%
2%
2%
2%
2%
2%
2%
2%
10%
NATIONAL
LOCAL
90%
76%
TJX COMPANIES
DICK'S
PETSMART
MICHAELS
ROSS
BURLINGTON
ULTA
NORDSTROM
OTHER

Note: % of ABR as of September 30, 2023; figures may not add to 100% due to rounding.

28

PRO FORMA SITE CENTERS: CONCENTRATED IN HIGH INCOME GROWTH MARKETS CONCENTRATED IN AFFLUENT SUBURBAN COMMUNITIES IN TOP U.S. GROWTH MARKETS $ 109k BOSTON 7% AVG HHI 8% CHICAGO PRINCETON/TRENTON 6% 4% COLUMBUS DENVER 6% 118k P OP U L A T I ON LOS ANGELES 5% CHARLOTTE 6% PHOENIX 4% ATLANTA 7% SAN ANTONIO 4% ORLANDO 7% 3% TAMPA MIAMI 5% Note: % of ABR as of September 30, 2023; figures may not add to 100% due to rounding. 29

PRO FORMA SITE CENTERS: SNO PIPELINE EXPECTED TO DRIVE FUTURE NOI GROWTH $14M SNO pipeline represents 4.5% of ABR • National tenants represent 94% of the SNO pipeline as of 3Q23 (40% publicly traded) ® SITE CENTERS LEASED AND COMMENCED RATE 2023+ SNO COMMENCEMENT SCHEDULE (ABR) 99% 18 16 97% $ 14.4m 14 $ 13m 94.4% 95% 12 260 93% 10 BP SPREAD 91.8% 8 91% 6 89% 4 $ 3m 87% 2 85% 0 4Q23 2024 2025+ LEASED COMMENCED RATE RATE Note: All figures as of September 30, 2023. 30 CUMUL ATIVE SNO ABR ($ M )

PRO FORMA SITE CENTERS:
SELECT ASSET OVERVIEW

CURATED PORTFOLIO OF ASSETS CONCENTRATED IN TOP SUBMARKETS



HomeGoods

SAFEWAY

BEST BUY



	CARILLON PLACE	EAST HANOVER PLAZA	FAIRFAX TOWNE CENTER	NASSAU PARK PAVILION	PROMENADE AT BRENTWOOD	WHOLE FOODS AT BAY PLACE
MSA	NAPLES	NEW YORK	WASHINGTON, DC	PRINCETON	ST. LOUIS	SAN FRANCISCO
OWNED GLA	265K	98K	253K	750K	338K	57K
AVG. HHI	$122K	$178K	$160K	$222K	$138K	$121K
TAP SCORE	60	77	98	87	98	95
ABR PSF	$16.93	$21.11	$25.36	$15.54	$15.94	$51.02
KEY TENANTS	Walmart Neighborhood Market, TJMaxx, Ross	HomeGoods, HomeSense	Safeway, TJMaxx	Wegmans, Best Buy, Dick's Sporting Goods, HomeGoods, HomeSense, TJMaxx	Trader Joe's, Target, Burlington	KEY TENANT: Whole Foods

31

PRO FORMA SITE CENTERS: ELEVATED ANCHOR DEMAND DRIVING GROWTH

SITE CENTERS HAS SIGNED 85 ANCHORS, INCLUDING 49 UNIQUE CONCEPTS, SINCE 1Q2020 CONCENTRATED IN PUBLIC, NATIONAL CREDIT TENANTS



New Concept Anchor Leases by ABR
OTHER 80%
NEW CONCEPT 20%



New Anchor Type by ABR
OTHER 25%
DISCOUNTER 26%
SPORTING GOODS 9%
FITNESS 11%
FURNITURE 18%
GROCERY 11%

Note: New Concept Anchor Leases by ABR and New Anchor Type by ABR reflect all anchor leases signed since 2Q20.

32

PRO FORMA SITE CENTERS: LEVERAGE TO SIGNIFICANTLY DECLINE WITH DISPOSITIONS 1 CONSOLIDATED MATURITY SCHEDULE ($M) SITE’s leverage expected to significantly 1,000 decline to approximately less than 4.0x in 4Q2023 from 5.1x in 3Q2023 due to 800 dispositions: • SITE bond covenants also expected to improve 600 as debt is repaid prior to the spin with disposition proceeds 400 Disposition proceeds, along with $1.2B of mortgage proceeds, expected to repay all 200 unsecured debt prior to the spin • $1.1B mortgage commitment executed in October 0 LIQUIDITY 2023 2024 2025 2026 2027 2028 2023 • $100M mortgage secured by Nassau Park Pavilion LIQUIDIT Y SECU RE D U NSECU RE D REVOLVER & TERM LOAN (Princeton, NJ) closed in October 2023 Significant liquidity position expected to grow 09/30/23 • $878M as of September 2023 including $63M of cash BOND COVENANTS ACTUAL and restricted cash and $815M of availability on the Company’s line of credit Debt to Undepreciated RE 32% Secured Debt 1% Unencumbered RE Asset Ratio 311% Fixed Charge Coverage Ratio 4.0x Note: All figures as of September 30, 2023. Maturity schedule pro forma for October 2023 Nassau Park Pavilion mortgage and assumes borrower extension options are exercised. 33 THOUSANDS ($)

2H2023 DISPOSITION OVERVIEW

- SITC Management has a strong track record of value realization with $6.9B (at 100%) of assets sold in 2017-2023 YTD in addition to:
  - Monetization of all 50 Retail Value Inc. assets for $2.0B including 12 properties in Puerto Rico
  - Strategic unwind of JV portfolios including but not limited to DDRTC, Blackstone, SAU, and Madison (Pools A and C)
- Second half 2023 asset sales completed at a blended 6.5% cap rate and include:

					PRICE	
	PROPERTY NAME	MSA	SITE OWN %	OWNED GLA	AT 100%	AT SHARE
08/10/23	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	100%	98K	17,450	17,450
08/24/23	Terrell Plaza	San Antonio-New Braunfels, TX	100%	108K	25,106	25,106
08/28/23	Windsor Court	Hartford-West Hartford-East Hartford, CT	100%	79K	19,000	19,000
09/08/23	Larkins Corner	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	100%	225K	26,000	26,000
09/22/23	Waterstone Center	Cincinnati, OH-KY-IN	100%	162K	30,718	30,718
10/23/23	Boston Portfolio[1]	Boston-Cambridge-Newton, MA-NH	100%	1,354K	319,000	319,000
10/24/23	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	100%	263K	110,400	110,400
10/27/23	Tampa Portfolio[2]	Tampa-St. Petersburg-Clearwater, FL	100%	441K	97,900	97,900
					$645,574	**$645,574**

Note: Transactions as of October 27, 2023.
[1] Includes Gateway Center & Shoppers World. Shoppers World excludes 19k SF retained by SITE Centers (Shops at Framingham)
[2] Includes Lake Brandon Plaza, North Pointe Plaza, & The Shoppes at New Tampa

34

APPENDIX 35

STOP STOP 400 CHASE 5,000 SF STOP STOP STOP STOP STOP PYLON 38.5' 38.5' 29.8' 24.5' 43.8' U-201 UNOWNED UNOWNED U-203 PYLON OFFICE CENTERS SITE PYLON 90' 296' 386' NORTH / SOUTH RD PYLON PYLON PYLON BEECH AVE U-704 PYLON PYLON YALE AVE 15 19 19 17 21 19 19 24 24 21 15 35 27 149.5' 99.5' SOUTH BLVD CURBLINE PROPERTIES: CONVENIENCE PARCEL SEPARATION PROJECT SITE Centers has worked to separate Convenience assets from existing properties for the last 2+ years. The separated properties in the Curbline spin share similar characteristics with unanchored assets purchased to date and were selected based on expected cash flow growth, demographics, tenant credit profile and other key financial and real estate attributes. 15 12 45' 115' 120' 39' U-LOGAN 30' EXPRESS 19 5 511 512 DSW 5 12 513 MICHAELS 24,560 SF 27,089 SF 24' 259' 45' 165' 191.7' 35' 4 21 514 18 22 MARSHALLS 12 50,081 SF 47 20 7 47 5 287 16 8 22 17 16 16 12 224' 5 8 17 16 16 22.6' 515B ULTA BEAUTY 9,990 SF 48 11 143' 15 19 48 15 12 3 20 13 15 14 14 600 14 15 14 14 AMC THEATRES 388 17 515A 107' 85,000 SF PUBLIC LANDS 48 506 19 49,148 SF 48 J.CREW FACTORY 17 6,490 SF 22 17 22 17 16 18 177.3' 29 19 17 16 18 578 505A 7 4 200' GOLF GALAXY 21 20 21,848 SF 14 13 9 41 21 20 10 505B 14 SHOPPERS 8 17 16 18 FIVE BELOW 505C 14 UNIVERSITY 9940 9,743 SF 15 19 19 17 16 18 69' 19 19 KOHL'S 4 517 397 15 15 10 88,216 SF NORDSTROM 54 19 21 54 665 22 22 RACK 19 40,159 SF 19 16 16 16 504 13 27 WORLD 8 T.J. MAXX 22 HILLS 200' 16 16 16 39,884 SF 22 13 12 230' 21 6 19 50 15 518 18 HOME SENSE 50 22 25,447 SF 200' 24 21 17 14 15 518A 17 14 15 MSA: BOSTON 368 MSA: DENVER 25' SIERRA TRADING POST 16 17,396 SF 49 503 49 MACY'S FURNITURE 215' GALLERY 17 14 15 40,000 SF 5 15 5 519 17 14 15 PETSMART 30,000 SF 190' 19 17 19 17 U-WALMART 212.7' 9 49 520 49 5 275 31 BEST BUY 502 25' 30 50,090 SF 16 14 15 HOBBY LOBBY 16 14 15 45,000 SF 16 35' 27 10' 51 521C 51 521B 198.4' 16' 81.3' 501 521A 16 14 15 COST PLUS WORLD 214' 16 14 15 15 MARKET 18 344 18,249 SF 49 182' 36' 33' 45' 522 49 FUTURE GROCER 20' 38,644 SF 25' 16 14 15 16 14 15 11 5 U-BEN & JERRY'S 42.3' 14 21 12 13 U-BOLOCO PYLON U-THE 3 8 22 31 2 13 CONTAINER 9 289 STORE 11 10 13 26 26 9 9 9 9 40' 34.7' 28.8' 108' 601U OLIVE GARDEN 15 8 9,200 SF 13 16 18 9 RTE 9 WORCESTER RD 108 DETENTION AMC THEATRES 22 83,172 SF BASIN 24 16 25 12 14 5 18 87 214-A 4 18 18 5 14 14 6 6 6 6 14 14 12 20 20 20 20 204 ROSS DRESS FOR 21 17 18 U-216 LESS 206A 8 10 30,187 SF OLD NAVY 11 11 11 11 14,070 SF TARGET 5 123,735 SF 6 8 DETENTION 4 44' 68' 51' 27 210 BASIN 6 118 14 18' COZY FOX 212 25 25 13 13 26 26 13 13 74.3' 37.9' 104 104 10 12 23 22 25 25 92.8' 8,750 SF 35 3 17 11 11 24 34 35 214 51.6' 65.9' 11 31 33 116 11 11 12 25.6' DOLLAR TREE 608 7 12 12 12 11 11 82' 10,800 SF 112 34 312 DSW 159.1' 116.9' 77 68 19,329 SF 223' 40.5' 81 40 39 79 79 67 300 24 HOUR FITNESS 41 11 40,000 SF 135.1' 20' 24 CVS 147.6' 114 94' 135' 14,984 SF AVAILABLE 77' 66.5' 121 122 23 114 4 31,278 SF AMERICAN FREIGHT FLOOR & DECOR 6 7 6 MICHAELS 116 OUTLET STORES 74,798 SF 6 7 241.6' 24 165.7' AVAILABLE 35,000 SF 6 FALCON RIDGE 24,000 SF 24 37,000 SF 117 119 CAROLINA 33 21 107 189.8' 118 FRONTGATE 6 7 6 BIG LOTS 12 16 3 NORDSTROM OUTLET STORE 6 7 66 33,685 SF 12 CONN'S 26,043 SF 353.9' 6 5 735 19 6 RACK 198.8' 9 42,587 SF 42,375 SF 6 7 50 24 38 25 25 6 6 106 20 20 193.5' 7 6 15 20 20 10 10 22 22 131.1' 124.5' 6 8 33 38 444 105 9 191.8' 24 20 18 12 10 6 5 4 13 TOWN CENTER 26 JUST PLAY 10,000 SF 9 19 19 PAVILION 12 18 14 14 23 32 36 30 42 42 12 18 11 17 17 112 36 11 4 4 32 20 20 45 39 10 10 10 10 22 22 22 22 17 17 8 STATER BROS 22 23 23 35 19 19 7 8 22 17 22 22 23 23 7 32 31 MARKETS 17 31 34 35' 43,718 SF 5 11 17 11 22 22 16 14 11 17 21 21 21 21 15 15 MSA: LOS ANGELES 197 11 12 12 12 12 MSA: CHARLOTTE U-104 23 23 16 16 44 22 19 2 13 TARGET 19 20 20 15 15 14 13 117,300 SF 7 18 10 19 19 19 19 6 17 11 16 15 48 10 17 11 6 8 8 3 24 9 13 13 7 11 11 26 11 11 11 11 49 11 20 13 13 15 11 20 9 62 135 3 4 18 10 10 6 8 7 28 10 6 24 6 STOP 600 606 8 6 4 DETENTION 98' 10 17 46 4 4 8 5 BASIN 10 11 4 U-404 U-402 47 20.2' 17 10 10 10 26 WELLS FARGO BANK 5 23 U-406 5,271 SF 5 14 19 31 5 12 15.6' 18 CHILI'S GRILL & 103 19 17 PLATO'S CLO 124 SET 5 9 19 20 BAR 107.8' 6,457 SF 23 13 14 6,114 SF 4 12 VALUE CITY 23 19 9 10 22 6 9 U-206 FURNITURE 10 19 6 8 102 53,000 SF DOLLAR TR 125 EE JO-ANN 22 13,513 SF U-202 6 10 23,500 SF 127 249.2' AUTOZONE 18 17 6 34,574 SF U-700 123.4' 13 3 5 16 16 16 15 4 4 7 47 11 9 13 3 4 23 3 62 10 12 12 22 14 3 7 12 12 16 12 4 5 U-702 101 5 18 9 9 15 9 22 36 9 70 93.4' 5 9 21 18 79 15 36 16 61 MARSHALLS 22,821 SF 62.5' 8 OFFICE DEPOT 42 40 38 97.7' 7 16,724 SF 11 1 3 13 31.9' 14 15 16 17 19 20 34 36 31.9' 112.6' 117.9' 24.4' 24.4' 24.4' 40.3' 37' 4 11 6 12 32 634 14 9 19 83 9 8 40 U-71 30 40 17 98 38 KING SOOPERS 65,575 SF 9 40 40 74 36 14 74 74 74 74 9 20 6 13 128 346' 5 13 105' 62.5' 23.3' 134.8' 73E 12 12 15 14 73D 23 27 25 56 PETSMART 46.3' 36.6' 51.9' 11 73C 15,250 SF 55 24 26 26 10 MICHAELS 29 73B 86' 32,436 SF 204 73A U-74 69.8' 7 17 28 PEAK DENTAL 57B SERVICES GOPUFF 6,878 SF 6,395 SF 11 15 79.3' 148.5' AMHERST AVE PYLON FLUTIE PASS 17 55.4' 66.7' 132.9' 295.6' 46' 128' 216.6' 193.1' 100.5' U-200 SOUTH BLVD SOUTH BLVD PYLON 64.4' 100-C 100-B 100-A COCHITUATE RD RTE 30 SUMMIT AVE 265.5' 9950 15,002 SF MAINELY TUBS 166.5' 9945 PYLON INTERSTATE 15 FREEWAY I-485 PYLON BURR ST EXT 125.6' GOV JAMES G MARTIN FWY 36.5' STOP U-72 50.8' 15.5' 67.3' 25' 32' 132.2' 113.9' 110 115 31,000 SF 21,183 SF ROSS DRESS FOR 19,183 SF BURLINGTON 111 113 OLD NAVY MARKET LESS COST PLUS WORLD 180' 120 88.5' 69.3' 34.9' 25.4' 25,289 SF 197.9' 203.9' 100 102 104 106 108 110 200 STOP STOP STOP STOP PARTY CITY 11,691 SF 139' 201 FAMOUS FOOTWEAR 6,230 SF 152.6' 202 ULTA BEAUTY 10,331 SF 190.8' 203 FIVE BELOW 35' 25' 10,034 SF 22' 25' 28.6' 25' 130' 10' 195' 160' 265' 800 123' 602 200' 228.5' 70' 220' 84.68' 104.5' 12' 15' 604 176.7' 23.8' 23.8' 23.8' 190' 140' 120' 144' 75' 700A 160' 700B 700C 500 502 504 66.7' 506 508 85' 510 512 100.7' 61' 98.7' 50.7' 50.7' 210.5' 200' 80' 120' 61' 523 524 12' 525 49' 66' 76.7' 22' 88.2' 77.8' 36' BOULDER WAY 302 304 306 308 310 188.4' 294' 62.8' 20.7' 24' 57.2' 173.6' 58.3' 28' 117.7' 98.5' 212.3' 32.7' 64.7' 202' 18.5' 20' 24' PYLON 28' PYLON S COLORADO BLVD 114' 30 ULTA BEAUTY 9,744 SF 206.5' 171.2' 220' 57 FIVE BELOW 160' 86.1' 133.9' 57A 67.4' 16.7' 34.3' 114.4' 75.1' 127.8' 236.3' 10,000 SF STOP 90.4' 90.4' 90.4' 48.1' 47.6' 40.7' 175.5' 40.6' PYLON 53.5' 16,398 SF PETSMART 126 244' 200' 86.9' 4' 45.2 PYLON 38' 18.2 STOP STOP STOP

CURBLINE PROPERTY LIST

PROPERTY	MSA	CITY	STATE	GLA	ABR PSF
Chandler Center	Phoenix-Mesa-Scottsdale, AZ	Chandler	AZ	7K	$42.45
Shops at Power and Baseline	Phoenix-Mesa-Scottsdale, AZ	Mesa	AZ	4K	$56.22
Deer Valley Plaza	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	38K	$29.69
Paradise Village Plaza	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	84K	$35.33
Artesia Village	Phoenix-Mesa-Scottsdale, AZ	Scottsdale	AZ	21K	$40.19
Northsight Plaza	Phoenix-Mesa-Scottsdale, AZ	Scottsdale	AZ	10K	$33.99
Broadway Center	Phoenix-Mesa-Scottsdale, AZ	Tempe	AZ	11K	$36.29
Shops on Summit	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	27K	$44.57
Creekside Plaza	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	32K	$42.04
Creekside Plaza II	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	57K	$39.17
La Fiesta Square	San Francisco-Oakland-Hayward, CA	Lafayette	CA	53K	$54.96
Lafayette Mercantile	San Francisco-Oakland-Hayward, CA	Lafayette	CA	22K	$55.31
Parker Keystone	Denver-Aurora-Lakewood, CO	Denver	CO	17K	$40.40
Shops at University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	25K	$45.21
Shops on Montview	Denver-Aurora-Lakewood, CO	Denver	CO	9K	$37.68
Parker Station	Denver-Aurora-Lakewood, CO	Parker	CO	17K	$28.21
Shops at Boca Center	Miami-Fort Lauderdale-West Palm Beach, FL	Boca Raton	FL	117K	$41.40
Shoppes at Addison Place	Miami-Fort Lauderdale-West Palm Beach, FL	Delray Beach	FL	56K	$46.15
Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	134K	$18.97
Collection at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	119K	$38.53
Shops at the Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	14K	$35.38
Shops at Midway	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	10K	$39.78
Shops at Carillon	Naples-Immokalee-Marco Island, FL	Naples	FL	15K	$26.50
Shops at Casselberry	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	8K	$26.76
Shops at the Grove	Orlando-Kissimmee-Sanford, FL	Orlando	FL	131K	$41.12

Note: As of September 30, 2023.

37

CURBLINE PROPERTY LIST (CONTINUED)

PROPERTY	MSA	CITY	STATE	GLA	ABR PSF
Shops at Lake Brandon	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	12K	$39.72
The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	52K	$28.70
Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	44K	$38.38
Alpha Soda Center	Atlanta-Sandy Springs-Roswell, GA	Alpharetta	GA	15K	$39.06
Shoppes of Crabapple	Atlanta-Sandy Springs-Roswell, GA	Alpharetta	GA	8K	$29.52
Hammond Springs	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	69K	$31.33
Parkwood Shops	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20K	$24.62
Marketplace Plaza North	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	44K	$29.81
Marketplace Plaza South	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	37K	$32.86
Plaza at Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	9K	$15.47
Barrett Corners	Atlanta-Sandy Springs-Roswell, GA	Kennesaw	GA	19K	$47.14
Presidential Plaza	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	10K	$39.36
Foxtail Center	Baltimore-Columbia-Towson, MD	Timonium	MD	30K	$34.33
Belgate Plaza	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	20K	$36.12
The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	132K	$17.70
Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	21K	$37.18
Oaks at Slaughter	Austin, TX	Austin	TX	26K	$34.70
Vintage Plaza	Austin, TX	Round Rock	TX	41K	$27.27
Briarcroft Center	Houston-The Woodlands-Sugar Land, TX	Houston	TX	33K	$41.12
Marketplace at 249	Houston-The Woodlands-Sugar Land, TX	Houston	TX	8K	$35.08
Shops at Tanglewood	Houston-The Woodlands-Sugar Land, TX	Houston	TX	26K	$48.81
Shops at Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	48K	$25.52
Emmet Street North	Charlottesville, VA	Charlottesville	VA	2K	$78.55
Emmet Street Station	Charlottesville, VA	Charlottesville	VA	11K	$54.50
Towne Crossing Shops	Richmond, VA	Midlothian	VA	7K	$39.79

Note: As of September 30, 2023.

38

CURBLINE PROPERTY LIST (CONTINUED ) PROPERTY MSA CITY STATE GLA ABR PSF Boulevard Marketplace Washington-Arlington-Alexandria, DC-VA-MD-WV Fairfax VA 19k $41.48 Fairfax Marketplace Washington-Arlington-Alexandria, DC-VA-MD-WV Fairfax VA 19k $58.93 Fairfax Pointe Washington-Arlington-Alexandria, DC-VA-MD-WV Fairfax VA 10k $49.74 Shops at Framingham Boston-Cambridge-Newton, MA-NH Framingham MA 19k $56.90 Carolina Station Charlotte-Concord-Gastonia, NC-SC Charlotte NC 10k $38.82 Shops at Hamilton Trenton, NJ Hamilton NJ 62k $28.31 Shops on Polaris Columbus, OH Columbus OH 71k $30.70 Shops at Tanasbourne Portland-Vancouver-Hillsboro, OR-WA Hillsboro OR 5k $32.60 Shops at Echelon Village Philadelphia-Camden-Wilmington, PA-NJ-DE-MD Voorhees PA 4k $48.82 White Oak Plaza Richmond, VA Richmond VA 34k $31.39 Note: As of September 30, 2023. 39

NON-GAAP FINANCIAL MEASURES AND OTHER OPERATIONAL METRICS - DEFINITIONS NOI and Annualized Adjusted NOI The Company calculates net operating income (“NOI”), as a supplemental property performance measure. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis. The Company defines NOI as property revenues less property-related expenses, which excludes straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. NOI excludes all non-property and corporate level revenue and expenses. The Company often presents NOI on a same store basis or “SSNOI” which includes NOI from assets owned in comparable periods (15 or more months for prior period comparisons). Other real estate companies may calculate NOI and SSNOI in a different manner. The Company has presented Annualized Adjusted NOI herein for the fourth quarter of 2023 because it believes it provides investors with a meaningful perspective on the level of estimated property revenues and expenses of the current Curbline and SITE Centers portfolios. In reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, reconciliation of the projected SSNOI growth rate for Curbline and the estimated Annualized Adjusted NOI for Curbline and SITE Centers to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort due to the multiple components of the calculations which included budgeted annualized NOI and adjusted for expected parcel separations and excluding all corporate level activity as noted above. Annualized Adjusted NOI and SSNOI are not, and not intended to be, presentations in accordance with GAAP. NOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets. NOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use NOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. NOI does not represent cash generated from operating activities in accordance with GAAP, and is not necessarily indicative of cash available to fund cash needs. NOI should not be considered as an alternative to net income computed in accordance with GAAP, as an indicator of operating performance or as an alternative to cash flow as a measure of liquidity. Debt to Adjusted EBTIDA The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods. The components of Debt/Adjusted EBITDA include average net effective debt divided by adjusted EBITDA (trailing twelve months), as opposed to net income determined in accordance with GAAP. Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization for the trailing twelve months and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance. Net effective debt is calculated as the average of the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the beginning of the twelve- month period and the balance sheet date presented. The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments including reserve adjustments of preferred equity interests and gains and losses from changes in control. Such amount is calculated at the Company’s proportionate share of ownership. Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity. The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition. The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratio to their most directly comparable GAAP measures of net income and debt are provided herein for the trailing twelve month period ending September 30, 2023. In reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, reconciliation of the estimated Debt/Adjusted EBITDA ratio for the three month period ending December 31, 2023 for SITE Centers to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort due to the multiple components of the calculation. 40

NON-GAAP FINANCIAL MEASURES AND OTHER OPERATIONAL METRICS - DEFINITIONS (CONTINUED ) Cash Lease Spreads Cash Leasing Spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the prior lease to the executed tenant’s annual base rent in the first year of the executed lease. Deals which are either new leases in first generation units or units vacant at the time of acquisition are considered non-comparable and excluded from the calculation. Net Effective Rents Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term. 41

RECONCILIATION: DEBT/ADJUSTED EBITDA TTM September 30, 2023 TTM September 30, 2023 Consolidated Pro Rata Including JVs Consolidated Net Income to SITE $97,477 EBTIDAre 348,553 Interest Expense 82,377 Tax Expense 764 Adjusted EBITDA 361,190 Depreciation and Amortization 216,079 Consolidated Debt - Average 1,742,085 EBITDA 396,697 JV debt (at SITE Share) - Average 119,809 Gain on Sale and Change in Control of Interests (3,777) JV Cash and Restricted Cash (at SITE Share) - Average (13,329) Gain on Disposition of Real Estate, Net (46,581) Average Net Effective Debt $1,848,565 EBITDAre 346,339 1 Separation and Other Charges 4,014 Debt/Adjusted EBITDA – Pro Rata 5.1x Equity in Net Income of JVs (6,919) Transaction, Debt Extinguishment and Other 2,047 JV OFFO (at SITE Share) 9,510 Adjusted EBITDA 354,991 Consolidated Debt - Average 1,781,105 Loan Costs, Net - Average 5,182 Face Value Adjustments - Average (570) Cash and Restricted Cash - Average (43,632) Average Net Effective Debt $1,742,085 1 Debt/Adjusted EBITDA – Consolidated 4.9x Note: Dollars in Thousands. 1 Excludes perpetual preferred stock. 42